UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.   )
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

OUTBRAIN INC.
__________________________________________________________
(Name of Registrant as Specified In Its Charter)
__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

This Schedule 14A filing consists of various communication from Outbrain Inc., a Delaware corporation (the "Company"), relating to the definitive share purchase agreement, dated August 1, 2024, by and among the Company, Altice Teads S.A.(the "Seller"), a public limited liability company (société anonyme), incorporated and existing under the laws of the Grand Duchy of Luxembourg and the sole shareholder of Teads S.A., a public limited liability company (société anonyme), incorporated and existing under the laws of the Grand Duchy of Luxembourg ("Teads").

The following was posted on the Outbrain website:

The following blog post was made by the Company's CEO:
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Home / Outbrain News / A Transformational Moment: Outbrain Merges with Teads, a Branding and Omnichannel Video Leader

A Transformational Moment: Outbrain Merges with Teads, a Branding and Omnichannel Video Leader

David Kostman

59 minutes ago

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Today we're excited to announce a transformational moment in Outbrain's history: we've entered a definitive agreement to merge with Teads, the global omnichannel video platform. You can read the full news here.

The unique benefits of our union include:

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"This is a transformative transaction to establish a true end-to-end, full-funnel platform for the open internet," said David Kostman, CEO of Outbrain. "The combination of our highly-complementary offerings accelerates our vision to become the single partner for brands to deliver meaningful outcomes across premium, quality media environments — while scaling the industry-leading offerings Teads is known for. I'm incredibly proud of what our team at Outbrain has created, and strongly believe that with Teads we will build tremendous value for our employees, partners, and shareholders."

Click here for more important information: https://outbra.in/4c8K5aw

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"This is a transformative transaction to establish a true end-to-end, full-funnel platform for the open internet," said David Kostman, CEO of Outbrain. "The combination of our highly-complementary offerings accelerates our vision to become the single partner for brands to deliver meaningful outcomes across premium, quality media environments — while scaling the industry-leading offerings Teads is known for. I'm incredibly proud of what our team at Outbrain has created, and strongly believe that with Teads we will build tremendous value for our employees, partners, and shareholders."

Click here for more important information: https://outbra.in/4c8K5aw

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"This is a transformative transaction to establish a true end-to-end, full-funnel platform for the open internet," said David Kostman, CEO of Outbrain. "The combination of our highly-complementary offerings accelerates our vision to become the single partner for brands to deliver meaningful outcomes across premium, quality media environments — while scaling the industry-leading offerings Teads is known for. I'm incredibly proud of what our team at Outbrain has created, and strongly believe that with Teads we will build tremendous value for our employees, partners, and shareholders."

Click here for more important information: https://outbra.in/4c8K5aw

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"This is a transformative transaction to establish a true end-to-end, full-funnel platform for the open internet," said David Kostman, CEO of Outbrain. "The combination of our highly-complementary offerings accelerates our vision to become the single partner for brands to deliver meaningful outcomes across premium, quality media environments — while scaling the industry-leading offerings Teads is known for. I'm incredibly proud of what our team at Outbrain has created, and strongly believe that with Teads we will build tremendous value for our employees, partners, and shareholders."

Click here for more important information: https://outbra.in/4c8K5aw

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“This is a transformative transaction to establish a true end-to-end, full-funnel platform for the open internet,” said David Kostman, CEO of Outbrain. “The combination of our highly-complementary offerings accelerates our vision to become the single partner for brands to deliver meaningful outcomes across premium, quality media environments — while scaling the industry-leading offerings Teads is known for. I’m incredibly proud of what our team at Outbrain has created, and strongly believe that with Teads we will build tremendous value for our employees, partners, and shareholders.”

Click here for more important information: https://outbra.in/4c8K5aw

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“This is a transformative transaction to establish a true end-to-end, full-funnel platform for the open internet,” said David Kostman, CEO of Outbrain. “The combination of our highly-complementary offerings accelerates our vision to become the single partner for brands to deliver meaningful outcomes across premium, quality media environments — while scaling the industry-leading offerings Teads is known for. I’m incredibly proud of what our team at Outbrain has created, and strongly believe that with Teads we will build tremendous value for our employees, partners, and shareholders.”

Click here for more important information: https://outbra.in/4c8K5aw

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“This is a transformative transaction to establish a true end-to-end, full-funnel platform for the open internet,” said David Kostman, CEO of Outbrain. “The combination of our highly-complementary offerings accelerates our vision to become the single partner for brands to deliver meaningful outcomes across premium, quality media environments — while scaling the industry-leading offerings Teads is known for. I’m incredibly proud of what our team at Outbrain has created, and strongly believe that with Teads we will build tremendous value for our employees, partners, and shareholders.”

Click here for more important information: https://outbra.in/4c8K5aw

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"This is a transformative transaction to establish a true end-to-end, full-funnel platform for the open internet," said David Kostman, CEO of Outbrain. "The combination of our highly-complementary offerings accelerates our vision to become the single partner for brands to deliver meaningful outcomes across premium, quality media environments — while scaling the industry-leading offerings Teads is known for. I'm incredibly proud of what our team at Outbrain has created, and strongly believe that with Teads we will build tremendous value for our employees, partners, and shareholders."

Click here for more important information: https://outbra.in/4c8K5aw

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“This is a transformative transaction to establish a true end-to-end, full-funnel platform for the open internet,” said David Kostman, CEO of Outbrain. “The combination of our highly-complementary offerings accelerates our vision to become the single partner for brands to deliver meaningful outcomes across premium, quality media environments — while scaling the industry-leading offerings Teads is known for. I'm incredibly proud of what our team at Outbrain has created, and strongly believe that with Teads we will build tremendous value for our employees, partners, and shareholders.”

Click here for more important information: https://outbra.in/4c8K5aw

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Internal Email to all Outbrain Employees:

Dear Outbrainers,

Subject: A Transformational Moment: Outbrain Announces Merger with Teads

I am thrilled to share some very exciting news with all of you. Today, we will announce Outbrain and Teads’s agreement to merge. This marks a significant milestone in Outbrain’s journey, as we open a world of new opportunities for our combined organization.

Both Outbrain and Teads are category creators. We invented recommendation, and have now built one of the most successful performance and outcome platforms. Our company has enabled the world’s leading media owners to thrive, while giving advertisers concrete results beyond walled gardens. Now, we are combining those strengths with Teads: the best-in-class omnichannel video and branding platform.

This merger means we become one of the top 3 advertising platforms on the Open Internet in terms of size and scale, and now we’re setting our sights on becoming #1!

Let’s take a step back and recognize: YOU are part of one of the most transformational, significant deals in our industry today. This is thanks to the commitment and work each of you have devoted to Outbrain — for many of you, over more than a decade. Our strength in performance and prediction brought us here: it’s incredibly difficult to create what we’ve cultivated over 17 years, and the Teads team is thrilled to bring our performance expertise to their client base. The importance of our performance core and our ability to drive outcomes will only become more critical to the shared company’s success.

The combination is not only going to change the game for what we can achieve as a company — it’s going to open up new horizons of opportunity for our industry. And we truly believe it’s a huge opportunity: Brands need measurable outcomes beyond walled gardens, independent media owners need stronger partners, and consumers need more engaging experiences.

The opportunity to grow, thrive, and win has never been bigger.

Here’s more about why this marks an exciting new chapter in the growth opportunities available to us:
•This isn’t a merger for efficiency: this is a combination of uniquely skilled companies that create a massive opportunity together. Together, we’re creating a highly-differentiated ability to drive real outcomes at each step of the marketing funnel. Together, we’re going to reach more than 2 billion consumers across 50+ markets.
•A new reality of innovation and excitement: We’re gaining access to a new world of opportunities, with combined technology, and capabilities and resources unrivaled on the open internet.
•We believe the combination will accelerate our growth and profitability, which are key to building shareholder (YOUR!) value: This transformational deal is expected to change our profile and potential attractiveness to public market investors. With this deal, we will be reaching $1.7 billion in combined ad spend, Adjusted EBITDA of $240 million, and almost tripling our Ex-Tac Gross Profit.

You can read all about the transaction structure, financial details and industry opportunity in the press release that will go out at 8am EST this morning. We will also host an investor conference call at 8:30am, which you are welcome to join. Details for dialing in will be included in the press release.

What’s Next?

As many of you know, multiple steps must be completed to approve and close transactions of this sort. The most important thing to remember is that nothing is changing today. The transaction is announced but not closed, meaning we are not yet a combined entity. All current day to day operations, roles and responsibilities, and client offerings remain exactly the same. We expect the process to take several months — so we mean it when we say, it’s back to business as usual and we all need to focus on executing on our 2024 plans.

This morning at 10am EST we will host a Town Hall to share more about this exciting news, including approved talking points and rules of engagement. While we encourage you to repost social media posts from the Outbrain page, we ask that you wait to hear from us at the Town Hall before engaging with partners and external parties. Business Teams, you’ll hear more from Alex and your Country Manager on that shortly.

Over the coming weeks, we will host a series of team meetings and Q&A sessions to address any questions you may have. Your input and feedback are invaluable as we embark on this journey together.

We know this is a massive opportunity for our company, and for our team. We’ve built a team of Outbrainers who are committed to creating something special, and having fun while doing it. It’s your passion and persistence that has brought us to this incredible moment - thank you!

I couldn’t be more excited about our future!

Dicky

--

Additional Information About the Transaction and Where to Find It:

This letter may be deemed to be solicitation material in respect of the stockholder approval (the “Stockholder Approval”) to authorize the issuance of certain equity securities of Outbrain as consideration for the proposed transaction. In connection with a special meeting of its shareholders for the Stockholder Approval, Outbrain intends to file relevant materials with the SEC, including Outbrain’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OUTBRAIN, TEADS AND THE TRANSACTION. Investors and stockholders may obtain a free copy of these materials (when available) and other documents filed by Outbrain with the SEC through the website maintained by the SEC at www.sec.gov. In addition, free copies of these materials will be made available free of charge through Outbrain’s website at https://www.outbrain.com.

Participants in the Solicitation:

Outbrain and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Outbrain in favor of the Stockholder Approval. Information regarding these directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in Outbrain’s proxy statement for its 2024 annual meeting of stockholders on Schedule 14A, which was filed with the SEC on April 26, 2024. To the extent holdings of Outbrain’s securities by its directors or executive officers have changed since the amounts set forth in such 2024 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the direct or indirect interests, by security holdings or otherwise, of Outbrain’s participants in the solicitation, which may, in some cases, be different than those of Outbrain’s shareholders generally, will be set forth in Outbrain’s proxy statement relating to the Stockholder Approval when it becomes available.

Cautionary Note About Forward-Looking Statements:

This letter contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. These statements are based on current expectations, estimates, forecasts and projections about the industries in which Outbrain and Teads operate, and beliefs and assumptions of Outbrain’s management. Forward-looking statements may include, without limitation, statements regarding possible or assumed future results of our business, financial condition, results of operations, liquidity, plans and objectives, expected synergies and statements of a general economic or industry-specific nature. You can generally identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “guidance,” “outlook,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “foresee,” “potential” or “continue” or the negative of these terms or other similar expressions that concern our expectations, strategy, plans or intentions or are not statements of historical fact. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors including, but not limited to: the risk that the conditions to the consummation of the transaction will not be satisfied (or waived); uncertainty as to the timing of the consummation of the transaction and Outbrain’s and Teads’ ability to complete the transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the stock purchase agreement; the failure to obtain, or delays in obtaining, required regulatory approvals or clearances; the risk that any such approval may result in the imposition of conditions that could adversely affect Outbrain or Teads, or the expected benefits of the transaction; the failure to obtain the necessary debt financing to complete the transaction; the effect of the announcement or pendency of the transaction on Outbrain’s or Teads’ operating results and business generally; risks that the transaction disrupts current plans and operations or diverts management’s attention from its ongoing business; the initiation or outcome of any legal proceedings that may be instituted against Outbrain or Teads, or their respective directors or officers, related to the transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that Outbrain’s stock price may decline significantly if the transaction is not consummated; the effect of the announcement of the transaction on the ability of Outbrain and Teads to retain and hire key personnel and maintain relationships with their customers, suppliers and others with whom they do business; the ability of Outbrain to successfully integrate Teads’ operations, technologies and employees; the ability to realize anticipated benefits and synergies of the transaction, including the expectation of enhancements to Outbrain’s services, greater revenue or growth opportunities, operating efficiencies and cost savings; overall advertising demand and traffic generated by Outbrain and the combined company’s media partners; factors that affect advertising demand and spending, such as the continuation or worsening of unfavorable economic or business conditions or downturns, instability or volatility in financial markets, and other events or factors outside of Outbrain and the combined company’s control, such as U.S. and global recession concerns, geopolitical concerns, including the ongoing wars between Ukraine-Russia and Israel-Hamas, supply chain issues, inflationary pressures, labor market volatility, bank closures or disruptions, and the impact of unfavorable economic conditions and other factors that have and may further impact advertisers’ ability to pay; Outbrain and the combined company’s ability to continue to innovate, and adoption by Outbrain and the combined company’s advertisers and media partners of expanding solutions; the success of Outbrain and the combined company’s sales and marketing investments, which may require significant investments and may involve long sales cycles; Outbrain and the combined company’s ability to grow their business and manage growth effectively; the ability to compete effectively against current and future competitors; the loss of one or more of large media partners, and Outbrain and the combined company’s ability to expand advertiser and media partner relationships; conditions in Israel, including the ongoing war between Israel and Hamas and other terrorist organizations, may limit Outbrain and the combined company’s ability to market, support and innovate their products due to the impact on employees as well as advertisers and advertising markets; Outbrain and the combined company’s ability to maintain revenues or profitability despite quarterly fluctuations in results, whether due to seasonality, large cyclical events, or other causes; the risk that research and development efforts may not meet the demands of a rapidly evolving technology market; any failure of Outbrain and the combined company’s recommendation engine to accurately predict attention or engagement, any deterioration in the quality of Outbrain and the combined company’s recommendations or failure to present interesting content to users or other factors which may cause us to experience a decline in user engagement or loss of media partners; limits on Outbrain and the combined company’s ability to collect, use and disclose data to deliver advertisements; Outbrain and the combined company’s ability to extend their reach into evolving digital media platforms; Outbrain and the combined company’s ability to maintain and scale their technology platform; the ability to meet demands on our infrastructure and resources due to future growth or otherwise; the failure or the failure of third parties to protect Outbrain and the combined company’s sites, networks and systems against security breaches, or otherwise to protect the confidential information of Outbrain and the combined company; outages or disruptions that impact Outbrain or the combined company or their service providers, resulting from cyber incidents, or failures or loss of our infrastructure; significant fluctuations in currency exchange rates; political and regulatory risks in the various markets in which Outbrain and the combined company operate; the challenges of compliance with differing and changing regulatory requirements; the timing and execution of any cost-saving measures and the impact on Outbrain and the combined company’s business or strategy; and the risks described in the section entitled “Risk Factors” and elsewhere in Outbrain’s Annual Report on Form 10-K filed for the year ended December 31, 2023 and in subsequent reports filed with the SEC.

Accordingly, you should not rely upon forward-looking statements as an indication of future performance. Outbrain cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or will occur, and actual results, events, or circumstances could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Outbrain and the combined company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. Outbrain undertakes no obligation, and does not assume, any obligation to update any forward-looking statements, whether as a result of new information, future events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events or otherwise, except as required by law.

Outbrain and Teads: Bringing More Value to Our Partners

We have agreed to merge with Teads, a leader in omnichannel video and branding solutions.

Dear [Customer Name],

As you heard from our CEO, David Kostman, this morning, we are thrilled to share the news that we have agreed to merge with Teads, the leader in omnichannel video and branding solutions.

The need for an end-to-end platform to drive outcomes on the open internet has never been greater. At Outbrain, we know the value that high-attention audiences can provide to brands, and over the last 17+ years we’ve become experts in driving strong outcomes and performance.

As we look to our next chapter in partnership with Teads, we believe there is significant opportunity to drive even greater results for brands and their agencies across the entirety of the marketing funnel, and all channels on the open internet, including CTV.

Here’s a preview of what we believe our brand partners can look forward to as the companies unite:
•Creation of one the largest, most direct supply paths to over 2 billion consumers across the open internet and CTV with an expanded global footprint
•Combination of highly-complementary expertise and product offerings: joining Teads’s deep video and branding capabilities with Outbrain’s leading performance solutions.
•Powerful suite of data capabilities, gathered from contextual, publisher environment, and advertiser performance signals — making over 1 billion predictions per second.
•Unique, innovative ad experiences built by bespoke Brand Studio teams, creating new opportunities to tell unique brand stories across the open internet, such as full-page takeovers, story sequencing from CTV to digital, and more.

We are excited about the opportunities this news brings. That said, it’s important to note that nothing changes for you as a valued Outbrain partner today. You will continue to work with the same Outbrain team members to achieve your brand’s objectives. Teads and Outbrain will continue to operate independently over the next several months until the transaction closes.

Thank you for your continued partnership. We look forward to driving your success together.

Please read more here for important information.

Best,
Alex Erlmeier

Outbrain and Teads: Bringing More Value to Our Partners

We have agreed to merge with Teads, a leader in omnichannel video and branding solutions.

Dear [Customer Name],

As you heard from our CEO, David Kostman, this morning, we are thrilled to share the news that we have agreed to merge with Teads, the leader in omnichannel video and branding solutions.

The need for an end-to-end platform to drive outcomes on the open internet has never been greater. At Outbrain, we know the value that independent journalism and quality, editorial environments can provide. As we look to our next chapter in partnership with Teads, we believe there is a significant opportunity to bring advertising dollars back to the independent media creators of the open internet, with strong monetization and engagement solutions across a scaled, diverse, and direct advertiser base.

We believe this union will greatly expand the value we can deliver to our publisher and media owner partners. Here’s a preview of what we believe you can look forward to with the combined company:
•Expanded monetization solution: Diverse range of direct demand across performance, consideration, and awareness budgets — with best-in-class video solutions.
•Deep audience engagement and total revenue: Continued investment in our core prediction technology, with expanded data to enhance audience engagement and value.
•Unique, innovative ad experiences built by bespoke Studio teams, creating premium brand creatives to engage your audience while expanding revenue opportunities.

We are excited about the opportunities this news brings. That said, it’s important to note that nothing changes for you as a valued Outbrain partner today. Teads and Outbrain will continue to operate independently over the next several months until the transaction closes. During this time, you can expect the same level of service and partnership from the Outbrain team you normally work with.

Thank you for your continued partnership. We look forward to driving your success together.

Please read more here for important information.

Best,
Alex Erlmeier

Outbrain and Teads: Bringing More Value to Our Partners

We have agreed to merge with Teads, the leader in omnichannel video and branding solutions.

Dear [Customer Name],

As you heard from our CEO, David Kostman, this morning, we are thrilled to share the news that we have agreed to merge with Teads, the leader in omnichannel video and branding solutions.

The need for an end-to-end platform to drive outcomes on the open internet has never been greater. Over the last 17+ years, we’ve honed our performance technology to become experts in predicting engagement and outcomes, delivering strong results for partners like you.

As we look to our next chapter in partnership with Teads, we believe there is a significant opportunity to drive even greater results for your business, with valuable data signals, and a vast combined product and engineering force focused on maximizing outcomes with AI. Our focus on delivering the best-in-class performance solutions is critical to realizing our vision of becoming the leading full-funnel platform to drive outcomes across the open internet.

Here’s a preview of what we believe you can look forward to:
•Creation of one of the largest, most direct supply paths to over 2 billion consumers across the open internet.
•Powerful suite of data capabilities, gathered from contextual, publisher environment, and advertiser performance signals — making over 1 billion predictions per second.
•Combination of highly-complementary expertise and product offerings: joining Teads’s deep video and branding capabilities with Outbrain’s leading performance solutions.

We are excited about the opportunities this news brings. That said, it’s important to note that nothing changes for you as a valued Outbrain partner today. You will continue to work with the same Outbrain team members to achieve your objectives. During this time, you can expect the same level of service and partnership from the Outbrain team you normally work with.

Thank you for your continued partnership. We look forward to driving your success together.

Please read more here for important information.

Best,
Alex Erlmeier

Outbrain and Teads: Bringing More Value to Our Partners

We have agreed to merge with Teads, the leader in omnichannel video and branding solutions.

Dear [Customer Name],

As you heard from our CEO, David Kostman, this morning, we are thrilled to share the news that we have agreed to merge with Teads, the leader in omnichannel video and branding solutions.
The need for an end-to-end platform to drive outcomes on the open internet has never been greater. At Outbrain, we know the value that high-attention audiences can provide to advertisers.

Over the last 17+ years, we’ve become experts in predicting attention and outcomes. As we look to our next chapter in partnership with Teads, we’re focused on creating a scaled platform of premium, omnichannel media environments — with a direct demand base across the full-funnel of marketing objectives.

Here’s a preview of what we believe you can look forward to:
•Creation of one of the largest, most direct supply paths to over 2 billion consumers across the open internet and CTV, with an expanded global footprint.
•Combination of highly-complementary expertise and product offerings: joining Teads’s deep video and branding capabilities with Outbrain’s leading performance solutions, and expanding the demand types and formats we support.
•Powerful suite of data capabilities, gathered from contextual, publisher environment, and advertiser performance signals — making over 1 billion predictions per second.

We are excited about the opportunities this news brings. That said, it’s important to note that nothing changes for you as a valued Outbrain partner today. Teads and Outbrain will continue to operate independently over the next several months until the transaction closes. During this time, you can expect the same level of service and partnership from the Outbrain team you normally work with.

Thank you for your continued partnership. We look forward to driving continued success together.

Please read more here for important information.
Best,
Alex Erlmeier